                                                      Registration No. 333-07737
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                        AQUIS COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                 (FORMERLY KNOWN AS PAGING PARTNERS CORPORATION)

                             -----------------------

          DELAWARE                                         22-3281446
(STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)

                           1719 A ROUTE 10, SUITE 300
                              PARSIPPANY, NJ 07054
                                 (973) 560-8006

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             -----------------------

JOHN B. FRIELING                     Copy to:  JOSEPH P. GALDA, ESQ.
CHIEF EXECUTIVE OFFICER                        BUCHANAN INGERSOLL PROFESSIONAL
1719 A ROUTE 10, SUITE 300                     CORPORATION
PARSIPPANY, NJ  07054                          ELEVEN PENN CENTER, 14TH FLOOR
(973) 560-8001                                 1835 MARKET STREET
                                               PHILADELPHIA, PA  19103
                                               (215) 665-8700

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

================================================================================

         Aquis Communications Group, Inc. hereby withdraws from registration all unsold shares of its common stock, par value $0.01 per share, registered on Form S-3 Registration Statement filed with the Securities and Exchange Commission on July 8, 1996 (Commission file number 333-00737).


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 to be signed on its behalf by the undersigned in the City of Parsippany, State of New Jersey, on the 4th day of October, 2000.

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

      SIGNATURE                              TITLE                              DATE
      ---------                              -----                              ----

/s/ John B. Frieling            Chief Executive Officer and Director       October 4, 2000
----------------------

/s/ D. Brian Plunkett           Chief Financial Officer                    October 4, 2000
----------------------

/s/ Patrick M. Egan             Director                                   October 4, 2000
----------------------

/s/ Michael Salerno             Director                                   October 4, 2000
----------------------